                                                            EXHIBIT 10(iii)(a)36

                                                               December 28, 1999

Mr. H. Eslambolchi

Dear Hossein,

         This will confirm our conversation regarding special payments which you will receive from AT&T (the Company) in connection with your move to California.

         In order to mitigate the higher housing costs associated with your relocation, the Company will provide you the following:

         -   Base Salary: Your base salary will be increased to $300,000.

         - Special Temporary Allowance: The Company will pay you a monthly Special Temporary Allowance (STA) of $ 10,000 per month beginning with the month you close on a home in California and continuing for a total of 36 months. The above monthly STA payments will be grossed-up for taxes, since such payments are taxable income subject to tax withholding. These STA payments are predicated upon your continued employment with the Company and will not be included in the pay base for calculating any employee or Senior Manager benefits.

         - Special Retention Package: The Company will provide you with a retention package with a value of $850,000, such value to be provided to you over the next three years. The terms and conditions of such retention will be detailed in subsequent communications. This special retention package is predicated upon your continued employment with the Company and will not be included in the pay base for calculating any employee or Senior Manager benefits.

         It is understood and agreed that you will not talk about, write about or otherwise publicize the terms or existence of this Agreement or any fact concerning its negotiation, execution or implementation. You may, however, discuss its contents with your spouse, legal and/or financial counselor, or potential mortgage lender provided that you advise them of your obligations of confidentiality and that any disclosures made by any of them may be treated by AT&T as disclosures made by you for purposes of this provision.

                                                      Sincerely,

                                                      /s/ Hal Burlingame
                                                      -------------------
                                                      Hal Burlingame
                                                      Executive Vice President -
                                                      Human Resources

                                                      January 6, 2000

Mr. H. Eslambolchi

Dear Hossein,

         This letter completely replaces my letter to you dated December 28, 1999, and supersedes all other oral and written correspondence on the subject.

         This will confirm our conversations regarding special payments which you will receive from AT&T (the Company) in connection with your move to California.

         In order to mitigate the higher housing costs associated with your relocation, the Company will provide you the following:

         -   Base Salary: Your base salary will be increased to $300,000.

         - Special Temporary Allowance: In order to assist you with obtaining a mortgage, currently anticipated to be $2,500,000, the Company will pay you a gross monthly Special Temporary Allowance (STA) of $ 25,000 per month, beginning with the month you close on a home in California and continuing for a total of 36 months. To the extent your mortgage is less than $2,500,000, this STA will be prorated accordingly. These STA payments are predicated upon your continued employment with the Company and will not be included in the pay base for calculating any employee or Senior Manager benefits. These STA payments may be extended after the 36 month period if mutually agreeable and if your Company employment is to continue in the California location to which you are now being assigned.

         - Special Lump Sum Payment: The Company will provide you with a lump sum cash payment of up to $800,000 for a down payment on your new home in California and will be in addition to the equity in your current home which you agree to use as part of the down payment. This Special Lump Sum Payment will be grossed-up for taxes, since such payment is taxable income subject to tax withholding, and will not be included in the pay base for calculating any employee or Senior Manager benefits.

         It is understood and agreed that you will not talk about, write about or otherwise publicize the terms or existence of this Agreement or any fact concerning its negotiation, execution or implementation. You may, however, discuss its contents with your spouse, legal and/or financial counselor, or potential mortgage lender provided that you advise them of your obligations of confidentiality and that any disclosures made by any of them may be treated by AT&T as disclosures made by you for purposes of this provision.

                                                      Sincerely,

                                                      /s/ Hal Burlingame
                                                      -------------------
                                                      Hal Burlingame
                                                      Executive Vice President -
                                                      Human Resources